FAIR VALUE	9 Months Ended
Sep. 30, 2024
Fair Value Disclosures [Abstract]
FAIR VALUE	FAIR VALUE
Fair Value of Financial Instruments
GAAP requires disclosure of fair value information about financial instruments, whether or not recognized at fair value in the balance sheets, for which it is practicable to estimate that value.
The following table details the book value and fair value of the Company’s financial instruments not recognized at fair value in the unaudited interim balance sheets as of September 30, 2024:

	As of September 30, 2024
	Carrying Value	Fair Value
Financial assets:
Cash and cash equivalents	$70,171,119	$70,171,119
Loans held for investment at carrying value	$96,405,746	$96,668,539
Estimates of fair value for cash and cash equivalents are measured using observable, quoted market prices, or Level 1 inputs. The Company’s loans held for investment are measured using unobservable inputs, or Level 3 inputs.